EXHIBIT 99.8

GSAA045 - Price/Yield - AF3 To Call

Balance          $21,382,000.00  Delay          24               WAC           6.551679165     WAM            350
Coupon           5.67254         Dated          6/1/2004         NET           6.027145        WALA             3
Settle           6/29/2004       First Payment  7/25/2004

Price                   50 Pricing Speed    75 Pricing Speed   100 Pricing Speed   150 Pricing Speed    200 PricingSpeed
                                   Yield               Yield               Yield               Yield               Yield
99.0000                           5.8221              5.8606              5.8998              5.9844              6.0704
99.1250                           5.8055              5.8363              5.8676              5.9351              6.0037
99.2500                           5.7890              5.8120              5.8354              5.8859              5.9372
99.3750                           5.7725              5.7878              5.8033              5.8368              5.8708
99.5000                           5.7560              5.7635              5.7712              5.7877              5.8045
99.6250                           5.7396              5.7394              5.7392              5.7387              5.7383
99.7500                           5.7231              5.7152              5.7072              5.6898              5.6722
99.8750                           5.7068              5.6911              5.6753              5.6410              5.6062
100.0000                          5.6904              5.6671              5.6434              5.5922              5.5403
100.1250                          5.6740              5.6430              5.6115              5.5435              5.4745
100.2500                          5.6577              5.6190              5.5798              5.4949              5.4088
100.3750                          5.6414              5.5951              5.5480              5.4464              5.3432
100.5000                          5.6252              5.5712              5.5163              5.3979              5.2778
100.6250                          5.6089              5.5473              5.4847              5.3495              5.2124
100.7500                          5.5927              5.5234              5.4531              5.3012              5.1471
100.8750                          5.5765              5.4996              5.4215              5.2530              5.0820
101.0000                          5.5604              5.4758              5.3900              5.2048              5.0169

WAL                                10.32                6.32                4.55                2.84                2.05
Mod Durn                            7.61                5.18                3.91                2.55                1.89
Principal Window           Aug13 - Dec15       Jan10 - Oct11       Jul08 - Jul09       Jan07 - Aug07       May06 - Sep06

LIBOR_1MO                         1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                         1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption             Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF3 To Maturity

Balance          $21,382,000.00  Delay          24               WAC           6.551679165     WAM            350
Coupon           5.67254         Dated          6/1/2004         NET           6.027145        WALA             3
Settle           6/29/2004       First Payment  7/25/2004

Price                    50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed     200 PricingSpeed
                                   Yield               Yield               Yield               Yield                Yield
99.0000                           5.8221              5.8606              5.8998              5.9844              6.0704
99.1250                           5.8055              5.8363              5.8676              5.9351              6.0037
99.2500                           5.7890              5.8120              5.8354              5.8859              5.9372
99.3750                           5.7725              5.7878              5.8033              5.8368              5.8708
99.5000                           5.7560              5.7635              5.7712              5.7877              5.8045
99.6250                           5.7396              5.7394              5.7392              5.7387              5.7383
99.7500                           5.7231              5.7152              5.7072              5.6898              5.6722
99.8750                           5.7068              5.6911              5.6753              5.6410              5.6062
100.0000                          5.6904              5.6671              5.6434              5.5922              5.5403
100.1250                          5.6740              5.6430              5.6115              5.5435              5.4745
100.2500                          5.6577              5.6190              5.5798              5.4949              5.4088
100.3750                          5.6414              5.5951              5.5480              5.4464              5.3432
100.5000                          5.6252              5.5712              5.5163              5.3979              5.2778
100.6250                          5.6089              5.5473              5.4847              5.3495              5.2124
100.7500                          5.5927              5.5234              5.4531              5.3012              5.1471
100.8750                          5.5765              5.4996              5.4215              5.2530              5.0820
101.0000                          5.5604              5.4758              5.3900              5.2048              5.0169

WAL                                10.32                6.32                4.55                2.84                2.05
Mod Durn                            7.61                5.18                3.91                2.55                1.89
Principal Window           Aug13 - Dec15       Jan10 - Oct11       Jul08 - Jul09       Jan07 - Aug07       May06 - Sep06

LIBOR_1MO                         1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                         1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption             Call (N)            Call (N)            Call (N)            Call (N)            Call (N)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.